THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC       ANNUAL REPORT        SEPTEMBER 30, 2001

DEAR FELLOW SHAREHOLDERS:

   September-quarter declines of 12.7 and 12.0 percent in Brandywine and Brandywine Blue still keep their three-year progress at gains of 51.5 and 46.6 percent despite less than inspiring market conditions. One of the worst indexes, the Nasdaq Composite, fell 30.7 percent in the quarter. It's down 11.5 percent the past three years.

   The average growth fund tracked by Lipper grew just 8.4 percent the past three years. Brandywine and Brandywine Blue outpaced 96 and 95 percent of those 1,014 funds.

           BRANDYWINE FUNDS SURPASS KEY INDEXES THE PAST THREE YEARS

                    Brandywine Fund                    51.5%
                    Brandywine Blue Fund               46.6%
                    S&P MidCap Index                   40.7%
                    Russell 2000 Index                 16.3%
                    Russell 3000 Index                  7.6%
                    S&P 500 Index                       6.1%
                    Russell MidCap Growth Index         6.1%
                    Wilshire 5000 Index                 2.3%
                    IBD Mutual Fund Index              -7.8%
                    Nasdaq Composite Index            -11.5%

   The S&P 500's 14.7 percent drop in the quarter was its worst since the December quarter of 1987. Brandywine's results ranked in the top three best performers among the 93 mid-cap growth funds in Morningstar's Mutual Funds publication. It outpaced 97 percent of the 408 funds in its entire Morningstar category. Brandywine Blue finished in the top four out of 133 large-cap growth funds and outpaced 94 percent of the entire 633-fund group.

                         Brandywine            Brandywine Blue
Cumulative                % Change                 % Change
----------                --------                 --------
Quarter                    -12.68                   -11.98
One Year                   -22.46                   -19.92
Five Years                  52.52                    52.58
Ten Years                  278.61                   274.27
Inception                  862.52*<F1>              389.43**<F2>

Annualized
----------
Five Years                   8.81                     8.82
Ten Years                   14.24                    14.11
Inception                   15.46*<F1>               15.97**<F2>

 *<F1>  12/30/85
**<F2>  1/10/91

   We are keenly aware that "relative performance" doesn't provide the funds to finance any of our goals and ambitions. Bill's and my 58 combined years in the business bring the reality that markets do go down at times, but that doesn't make the experience any less painful.

   Your team contained declines during the quarter by sticking to the disciplines that served you well over the years. The average Brandywine holding sells at 21 times 2001 consensus earnings estimates and is expected to grow earnings 34 percent this year. The average S&P 500 component sells at a higher 23 times estimates with a 19 percent earnings decline predicted.
                                              -------

   Your migration to health care, supermarkets and other companies that demonstrate this type of growth and reasonable valuations is what sustained strength in your portfolio in the wake of September 11. Your portfolio benefited from the near elimination of your technology holdings that were a large percentage of your assets 18 months ago. The chart below illustrates the recent fate of technology capital spending.

       MANUFACTURERS' NEW ORDERS FOR COMPUTERS, COMMUNICATIONS EQUIPMENT,
          SEMICONDUCTORS & PERIPHERALS (3-Month Smoothed Y/Y % Change)

                              Feb-93          9.13
                              Mar-93         -1.76
                              Apr-93          4.16
                              May-93          4.61
                              Jun-93          3.98
                              Jul-93          3.05
                              Aug-93          6.29
                              Sep-93          7.15
                              Oct-93          9.91
                              Nov-93          7.13
                              Dec-93          4.10
                              Jan-94          1.70
                              Feb-94          4.50
                              Mar-94          8.56
                              Apr-94         10.56
                              May-94         11.35
                              Jun-94         16.43
                              Jul-94         15.17
                              Aug-94         13.94
                              Sep-94         12.43
                              Oct-94         12.16
                              Nov-94         13.42
                              Dec-94         15.84
                              Jan-95         17.11
                              Feb-95         17.47
                              Mar-95         18.76
                              Apr-95         19.77
                              May-95         22.45
                              Jun-95         18.04
                              Jul-95         19.15
                              Aug-95         16.89
                              Sep-95         17.80
                              Oct-95         19.76
                              Nov-95         18.70
                              Dec-95         18.04
                              Jan-96         12.03
                              Feb-96         11.46
                              Mar-96          9.05
                              Apr-96          7.99
                              May-96          4.72
                              Jun-96          3.56
                              Jul-96          3.76
                              Aug-96          5.73
                              Sep-96          3.56
                              Oct-96          5.19
                              Nov-96          4.93
                              Dec-96          3.01
                              Jan-97          2.10
                              Feb-97          5.20
                              Mar-97         11.65
                              Apr-97         10.29
                              May-97          9.78
                              Jun-97         13.13
                              Jul-97         13.40
                              Aug-97         16.02
                              Sep-97         15.83
                              Oct-97         12.38
                              Nov-97          5.80
                              Dec-97          5.26
                              Jan-98         10.02
                              Feb-98          8.38
                              Mar-98          3.60
                              Apr-98          4.58
                              May-98          4.07
                              Jun-98          1.55
                              Jul-98          0.98
                              Aug-98         -2.28
                              Sep-98         -2.18
                              Oct-98         -3.68
                              Nov-98          0.99
                              Dec-98          2.83
                              Jan-99          3.19
                              Feb-99          1.76
                              Mar-99          1.51
                              Apr-99          2.16
                              May-99          5.67
                              Jun-99          5.35
                              Jul-99          7.68
                              Aug-99         11.54
                              Sep-99         16.25
                              Oct-99         12.68
                              Nov-99         12.37
                              Dec-99         13.60
                              Jan-00         14.59
                              Feb-00         14.76
                              Mar-00         18.02
                              Apr-00         16.81
                              May-00         21.71
                              Jun-00         25.06
                              Jul-00         26.04
                              Aug-00         16.26
                              Sep-00          9.49
                              Oct-00         10.17
                              Nov-00         10.41
                              Dec-00          5.11
                              Jan-01         -0.29
                              Feb-01         -3.51
                              Mar-01         -9.79
                              Apr-01        -14.49
                              May-01        -24.22
                              Jun-01        -30.84
                              Jul-01        -34.62
                              Aug-01        -32.87

Source:  Salomon Smith Barney

   Manufacturers will likely stay cautious, leading to further inventory paring and steep markdowns. Plant and equipment investments should be limited at best. Meanwhile, government spending could hit double-digit growth during the next three months depending on the speed of military and relief efforts. On top of the Fed's ninth rate cut this year, Congress continues to consider additional economic stimuli totaling as much as $100 billion.

   The government is doing its part to invigorate the nation's economic engine, but fear and uncertainty are hard to overcome with lower interest rates and tax rebates. What good are investment tax credits for building plants and equipment, for example, in an environment marked by excess capacity and questionable consumer demand?

   The earnings realities related to this situation explain why much of your assets are in companies offering products and services that are staple needs such as health care and food as well as various equipment and packaging related to that consistent demand.

   Money-market investments as a percentage of assets represented in the Wilshire 5000 Index climbed to over 20 percent in September, reaching the highest level recorded by Salomon Smith Barney since it began tracking the ratio in 1978. While this indicates a high degree of investor caution, it also means a great deal of cash is on the sidelines ready to be deployed.

    RATIO OF TOTAL MONEY MARKET FUND ASSETS / WILSHIRE 5000, 1985 - 2001 Q3

                              Mar-80          0.05
                              Jun-80          0.07
                              Sep-80          0.06
                              Dec-80          0.06
                              Mar-81          0.08
                              Jun-81          0.09
                              Sep-81          0.12
                              Dec-81          0.15
                              Mar-82          0.17
                              Jun-82          0.18
                              Sep-82          0.20
                              Dec-82          0.16
                              Mar-83          0.13
                              Jun-83          0.11
                              Sep-83          0.10
                              Dec-83          0.10
                              Mar-84          0.12
                              Jun-84          0.12
                              Sep-84          0.12
                              Dec-84          0.14
                              Mar-85          0.13
                              Jun-85          0.13
                              Sep-85          0.12
                              Dec-85          0.12
                              Mar-86          0.12
                              Jun-86          0.11
                              Sep-86          0.12
                              Dec-86          0.12
                              Mar-87          0.11
                              Jun-87          0.10
                              Sep-87          0.10
                              Dec-87          0.13
                              Mar-88          0.13
                              Jun-88          0.12
                              Sep-88          0.12
                              Dec-88          0.12
                              Mar-89          0.13
                              Jun-89          0.12
                              Sep-89          0.12
                              Dec-89          0.13
                              Mar-90          0.14
                              Jun-90          0.13
                              Sep-90          0.15
                              Dec-90          0.17
                              Mar-91          0.16
                              Jun-91          0.15
                              Sep-91          0.14
                              Dec-91          0.14
                              Mar-92          0.14
                              Jun-92          0.14
                              Sep-92          0.14
                              Dec-92          0.13
                              Mar-93          0.13
                              Jun-93          0.12
                              Sep-93          0.12
                              Dec-93          0.12
                              Mar-94          0.12
                              Jun-94          0.13
                              Sep-94          0.13
                              Dec-94          0.13
                              Mar-95          0.13
                              Jun-95          0.13
                              Sep-95          0.12
                              Dec-95          0.13
                              Mar-96          0.13
                              Jun-96          0.12
                              Sep-96          0.13
                              Dec-96          0.13
                              Mar-97          0.13
                              Jun-97          0.12
                              Sep-97          0.11
                              Dec-97          0.11
                              Mar-98          0.12
                              Jun-98          0.11
                              Sep-98          0.12
                              Dec-98          0.13
                              Mar-99          0.12
                              Jun-99          0.11
                              Sep-99          0.12
                              Dec-99          0.12
                              Mar-00          0.12
                              Jun-00          0.12
                              Sep-00          0.12
                              Dec-00          0.14
                              Mar-01          0.17
                              Jun-01          0.18
                              Sep-01          0.20

Source: Salomon Smith Barney

   Our approach will continue to focus on fundamental progress among individual companies. Any sustained move to the upside for stocks will hinge on these
               ---------
fundamental developments as opposed to technical or macro-based indicators that disregard all-important improvements in individual-company fundamentals.

   Cisco Systems' 22 percent single-day move on October 3 from $11.48 to $13.95 coincided with CEO John Chambers saying that he is "very comfortable" with analyst estimates for Cisco to earn $0.02 a share in its fiscal first quarter ended October 27. Some investors therefore speculate that the $0.15 a share estimate for the full fiscal year is also on track despite no company assurances and evidence that spending for Cisco's products from its telecom customers remains subdued. Cisco sells at a PE of nearly 100 if that estimate is achieved!
                                  ----------------

   We are willing to miss these moves as we did in the June quarter and instead wait patiently for concrete evidence of improving fundamentals. We see no reason, for example, that justifies the semiconductor sector jumping nearly 10 percent on October 3.

   Thanks for your confidence in your team and its approach. We're committed to building on your long-term track record in good markets and protecting your hard-earned assets in times of trouble. Best wishes from your entire Friess team.

   God Bless!

   /s/Foster Friess

   Foster Friess
   President              October 10, 2001

BRANDYWINE FUNDS AS TAX SHELTERS?  NOT REALLY, BUT . . .

   There will be NO capital gains distribution in October. The combination of the big gains your team locked in last year and the market environment since resulted in Brandywine and Brandywine Blue finishing the fiscal year in net realized loss positions.

   These net loss positions create an opportunity to buy into a tax-advantaged situation in which Brandywine and Brandywine Blue can realize gains of $5.79 and $4.90 per share without triggering a taxable capital gains distribution.

   When the bull market charges, new investments in mutual funds often buy into built-in gains, leaving you responsible for taxes on appreciation you never enjoyed. Right now, the opposite is true for the Brandywine Funds. New investments will enjoy the potential upside benefits of the existing tax-loss status without experiencing the negative market conditions that created it.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST
1. UnitedHealth Group Inc. +12.5%   6. Tenet Healthcare Corp.             +36.7%
2. Progressive Corp.        +3.3%   7. Bristol-Myers Squibb Co.            +4.3%
3. SBC Communications Inc.  +2.7%   8. St. Jude Medical, Inc.             +54.0%
4. The Kroger Co.          +12.6%   9. L-3 Communications Holdings, Inc.   +1.0%
5. BellSouth Corp.          -0.8%  10. Biogen, Inc.                        -2.6%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             34%
                         S&P 500                   -19%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, SEPTEMBER 30, 2001.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     34.2%

                                    MID CAP
                            $2 billion to $9 billion
                                     41.6%

                                   SMALL CAP
                                below $2 billion
                                     19.9%

                                      CASH
                                      4.3%

                            TOP TEN INDUSTRY GROUPS

Medical Services (12.3%)
Medical/Managed Care (12.1%)
Pharmaceuticals (10.9%)
Medical Products (9.2%)
Communications Equipment/Services  (7.6%)
Insurance (6.2%)
Health Care Related (6.0%)
Financial/Business Services (5.7%)
Supermarkets (5.3%)
Aerospace/Defense (4.0%)
All Others (16.4%)
Cash (4.3%)

                                BRANDYWINE FUND
                      SEPTEMBER QUARTER "ROSES AND THORNS"

                        $ GAIN
 BIGGEST $ WINNERS   (IN MILLIONS)   % GAIN    REASON FOR MOVE
 -----------------   -------------   ------    ---------------
  Tenet Healthcare
       Corp.             $17.8        8.5      The hospital-management company beat expectations with 33 percent earnings growth in the May quarter thanks to increasing inpatient admissions and positive pricing trends. The company also benefits from higher Medicare reimbursement rates.

    UnitedHealth
     Group Inc.          $17.3        7.7      June-quarter earnings grew 35 percent versus a year ago as customers continued to pay for top-quality benefits even as the economy softened. The manager of health services has cut costs while raising premiums and attracting new customers.

      St. Jude
   Medical, Inc.         $14.7        14.1     June-quarter earnings jumped to $0.55 per share from $0.46 a year ago. The FDA approved St. Jude's Photon Micro ICD for treating patients with irregular heartbeats, fueling revenue and profit growth in its cardiac rhythm management unit.

    Waters Corp.         $13.6        22.1     After disappointing June-quarter results, orders strengthened for the company's mass spectrometer product, used to facilitate more rapid drug discovery based on the recently completed human genome project.

      Alliant
  Techsystems Inc.       $9.3         21.2     The largest supplier of ammunition to the U.S. military is well positioned to benefit from any increases in defense spending following the tragic September 11 terrorist attacks. June-quarter revenues jumped 46 percent.

                        $ LOSS
  BIGGEST $ LOSERS   (IN MILLIONS)   % LOSS    REASON FOR MOVE
 -----------------   -------------   ------    ---------------
     SPX Corp.           $64.4        34.2     The outlook for the company's telecom/storage business worsened as synergies from its United Dominion purchase took longer than anticipated to develop. The diversified industrial-products maker was also exposed to the terrorist attacks of
                                               September 11 through subsidiary Inrange Technologies.

        Tyco
 International Ltd.      $59.0        23.4     Despite June-quarter earnings growth of 24 percent, you sold shares when it became evident that reduced telecom spending would impact the diverse manufacturer's earnings results going forward.

      ACE Ltd.           $55.4        36.8     Shares of the property and casualty insurer dropped sharply due to its exposure to liabilities from the terrorist attacks of September 11, totaling roughly 10 percent of its equity base. You sold shares following the tragic events.

    Kmart Corp.          $47.4        41.3     The retail sector suffered as fears surfaced that consumers would delay purchases in the wake of the worst terrorist attack in U.S. history. You sold shares on signs that same-store sales growth would slow.

     IVAX Corp.          $46.4        40.7     The generic-drug maker topped June-quarter estimates by 27 percent with 106 percent earnings growth. Shares fell when IVAX warned that third-quarter sales of its generic version of the cancer drug Taxol would be significantly lower than the previous quarter due to increased competition.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

1. Progressive Corp.                +2.5%    6. SBC Communications Inc.    +3.5%
2. UnitedHealth Group Inc.         +13.0%    7. Biogen, Inc.               -2.8%
3. Fannie Mae                       +4.7%    8. Bristol-Myers Squibb Co.   +5.5%
4. The Kroger Co.                   +9.6%    9. BellSouth Corp.            -0.4%
5. Wellpoint Health Networks Inc.  +12.9%   10. Tenet Healthcare Corp.    +28.9%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             26%
                         S&P 500                   -19%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, SEPTEMBER 30, 2001.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     52.6%

                                    MID CAP
                            $2 billion to $9 billion
                                     41.2%

                                   SMALL CAP
                                below $2 billion
                                      0.3%

                                      CASH
                                      5.9%

                            TOP TEN INDUSTRY GROUPS

Pharmaceuticals (20.2%)
Medical/Managed Care  (12.3%)
Medical Services (9.8%)
Financial/Business Services (9.5%)
Communications Equipment/Services  (8.5%)
Insurance (7.4%)
Medical Products (7.1%)
Health Care Related (6.6%)
Supermarkets (6.1%)
Apparel & Shoe Retailers (3.9%)
All Others (2.7%)
Cash (5.9%)

                               BRANDYWINE BLUE FUND
                       SEPTEMBER QUARTER "ROSES AND THORNS"

                        $ GAIN
 BIGGEST $ WINNERS   (IN MILLIONS)   % GAIN    REASON FOR MOVE
 -----------------   -------------   ------    ---------------
 Wellpoint Health
  Networks Inc.          $1.6         12.9     June-quarter earnings grew 18 percent as revenues surged 37 percent. The company benefits from a favorable pricing environment and demand from aging baby boomers.

      Tenet
 Healthcare Corp.        $1.6         7.9      The hospital-management company beat expectations with 33 percent earnings growth in the May quarter thanks to increasing inpatient admissions and positive pricing trends. The company also benefits from higher Medicare reimbursement rates.

   UnitedHealth
    Group Inc.           $1.4         7.7      June-quarter earnings grew 35 percent versus a year ago as customers continued to pay for top-quality benefits even as the economy softened. The manager of health services has cut costs while raising premiums and attracting new customers.

     St. Jude
  Medical, Inc.          $1.1         14.1     June-quarter earnings jumped to $0.55 per share from $0.46 a year ago. The FDA approved St. Jude's Photon Micro ICD for treating patients with irregular heartbeats, fueling revenue and profit growth in its cardiac rhythm management unit.

AmerisourceBergen
      Corp.              $0.8         9.5      June-quarter earnings grew 21 percent. A result of the merger of AmeriSource Health and Bergen Brunswig, the company is leveraging its new position as one of the largest U.S. drug wholesalers to expand its specialty distribution and repackaging business.

                        $ LOSS
 BIGGEST $ LOSERS    (IN MILLIONS)   % LOSS    REASON FOR MOVE
 -----------------   -------------   ------    ---------------
     ACE Ltd.            $6.7         36.8     Shares of the property and casualty insurer dropped sharply due to its exposure to liabilities from the terrorist attacks of September 11, totaling roughly 10 percent of its equity base. You sold shares following the tragic events.

    IVAX Corp.           $46.6        42.8     The generic-drug maker topped June-quarter estimates by 27 percent with 106 percent earnings growth. Shares fell when IVAX warned that third-quarter sales of its generic version of the cancer drug Taxol would be significantly lower than the previous quarter due to increased competition.

   Kmart Corp.           $5.9         41.4     The retail sector suffered as fears surfaced that consumers would delay purchases in the wake of the worst terrorist attack in U.S. history. You sold shares on signs that same-store sales growth would slow.

       Tyco
International Ltd.       $4.6         22.3     Despite June-quarter earnings growth of 24 percent, you sold shares when it became evident that reduced telecom spending would impact the diverse manufacturer's earnings results going forward.

       BMC
  Software, Inc.         $3.7         26.2     The maker of software for mainframe computers was unable to close large licensing deals with European customers due to slowing economic conditions abroad. You sold shares during the quarter.

            All gains/losses are calculated on an average cost basis

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                                BRANDYWINE FUND

  Lingering speculative excess from a multi-year run up in technology stocks, including Internet companies with no profits, set a negative tone at the start of the fiscal year that ended September 30, 2001. The economic backdrop deteriorated throughout the year, culminating in the possibility of domestic recession at the end of the period. Generally high stock prices amid weakening corporate profits created a challenging environment for stocks.

  Additionally, the September 11 terrorist attack prompted U.S. equity markets to close for four days and added to the general climate of uncertainty. The fiscal year ended with the worst quarter of performance for mutual funds since the December quarter of 1987. All major U.S. market indexes fell during the fiscal year. Brandywine Fund, while not immune to these factors, limited their impact by focusing on reasonably priced companies with strong fundamentals.

  Your research team uncovered deteriorating fundamentals for many of your Fund's technology holdings in the December quarter of 2000, prompting sales that reduced technology's weight in the portfolio by more than 50 percent during the quarter. Your team deployed those assets into companies with better earnings outlooks and more reasonable prices mainly in the health-care and utility sectors.

  These portfolio changes benefited performance, as the tech-heavy Nasdaq Composite plunged 32.7 percent in the quarter. Your Fund contained its decline to just 0.6 percent thanks in large part to holdings in retail, health care and transportation. The S&P 500, Nasdaq Industrials and Russell 2000 dropped 7.8,
27.5 and 6.9 percent.

  The environment became more negative in the March quarter of 2001 as the economy showed signs of slowing more than expected, fueling declines across a wider range of industries. The first of what would be a series of Fed-induced rate cuts in 2001 failed to bolster investor confidence in the economic outlook.

  Technology continued to suffer, as evidenced by the Nasdaq Composite's 25.5 percent March-quarter decline. The average mid-cap growth fund tracked by Morningstar fell 22.6 percent. Your Fund, bolstered by holdings in the utility and energy sectors, limited its decline to 12.4 percent.

  Fueled by continued rate cuts by the Fed, investors returned in the June quarter to battered technology stocks despite the fact that the deterioration in fundamentals that started their fall the year before only worsened. This environment was not conducive to your team's approach, which hinges on isolating companies based on their fundamental strength. Investors rotated into fundamentally troubled technology companies at the expense of energy and utility companies with strong earnings. Your Fund gained 2.0 percent.

  The Nasdaq Composite's June-quarter rise only put technology stocks in a more tenuous position for the September quarter. Prices remained too high relative to the earnings realities within the sector. Economic expectations at this point in the year fell from slow growth to contraction. Analysts now predicted that earnings for the companies comprising the S&P 500 would fall 19 percent in 2001.

  Despite the lackluster earnings environment, your Fund's average holding was expected to grow earnings more than 30 percent in 2001. This fundamental strength, derived mainly from health-care, insurance brokerage, financial services and select retail holdings, helped buffer your Fund in what turned out to be an overtly negative environment.

  The September 11 tragedy injected a new level of uncertainty that sent stocks of all kinds into a downward spiral during the first week the market reopened. Your Fund had very limited exposure to airlines and insurance providers directly impacted by the event. When the market stabilized the following week, investors turned to more traditionally "defensive" stocks, such as the health-care companies that represented a significant portion of your Fund's assets.

  The Nasdaq Composite plummeted 30.7 percent. The S&P 500 fell 14.7 percent, representing its worst quarterly decline in nearly 14 years. The Nasdaq Industrials and Russell 2000 dropped 28.1 and 20.8 percent. Your Fund fared better than major indexes. Its 12.7 percent September-quarter decline put it among the top 3 percent of the 408 mid-cap growth funds Morningstar tracks.

  While indexes such as the Nasdaq Composite and S&P 500 dropped 59.2 and 26.6 percent in fiscal 2001, your team's active approach limited your Fund's decline to 22.5 percent.

    COMPARISON OF CHANGE IN VALUE OF $25,000 INVESTMENT IN BRANDYWINE FUND,
     S&P 500 INDEX(1)<F3>, NASDAQ INDUSTRIALS INDEX(2)<F4> AND RUSSELL 2000
                                  INDEX(3)<F5>

                          AVERAGE ANNUAL TOTAL RETURN

                                                         Since Inception
                 1-Year       5-Year         10-Year         12/30/85
                 ------       ------         -------     ---------------
                 -22.5%        8.8%           14.2%           15.5%

            BRANDYWINE FUND     NASDAQ INDUSTRIALS     S&P 500     RUSSELL 2000
            ---------------     ------------------     -------     ------------
9/30/91         $25,000              $25,000           $25,000       $25,000
9/30/92         $26,475              $26,300           $27,775       $27,250
9/30/93         $39,342              $33,059           $31,386       $36,270
9/30/94         $38,791              $32,960           $32,516       $36,814
9/30/95         $56,441              $41,628           $42,205       $45,428
9/30/96         $62,085              $46,957           $50,815       $51,379
9/30/97         $86,485              $58,320           $71,497       $68,437
9/30/98         $62,528              $43,740           $78,003       $55,434
9/30/99         $85,539              $68,235           $99,688       $66,022
9/30/00        $122,158              $91,414          $112,927       $81,465
9/30/01         $94,718              $48,705           $82,849       $64,186

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F4> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F5> The Russell 2000, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 2001

                                                                    QUOTED
                                                                    MARKET
   SHARES                                          COST             VALUE
   ------                                          ----             ------

COMMON STOCKS - 95.7% (a)<F7>

               AEROSPACE/DEFENSE - 4.0%
    620,000    Alliant Techsystems Inc.*<F6>   $   43,797,511   $   53,072,000
    160,000    EDO Corp.                            4,095,989        4,600,000
  1,299,100    L-3 Communications
                Holdings, Inc.*<F6>               112,486,824      113,606,295
                                               --------------   --------------
                                                  160,380,324      171,278,295

                  THIS SECTOR IS 6.8% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 3.0%
    699,100    American Eagle
                 Outfitters, Inc.*<F6>             12,669,003       13,912,090
    330,000    bebe stores, inc.*<F6>              10,127,505        4,969,800
  1,550,000    NIKE, Inc. Cl B                     68,571,199       72,555,500
    107,100    Polo Ralph Lauren Corp.*<F6>         2,493,690        2,008,125
    793,700    Talbots, Inc.                       28,683,288       17,818,565
    975,000    Venator Group, Inc.*<F6>            13,279,569       14,868,750
    260,000    Wet Seal, Inc.*<F6>                  4,861,313        4,786,600
                                               --------------   --------------
                                                  140,685,567      130,919,430

                  THIS SECTOR IS 6.9% BELOW YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 0.5%
     48,400    Aftermarket
                 Technology Corp.*<F6>                673,774          716,320
     50,000    Keystone Automotive
                Industries, Inc.*<F6>                 600,561          750,000
    170,000    O'Reilly Automotive, Inc.*<F6>       4,493,574        4,870,500
  1,175,000    Pep Boys-Manny, Moe & Jack          15,153,888       12,983,750
    153,000    Sonic Automotive, Inc.*<F6>          2,134,950        2,080,800
                                               --------------   --------------
                                                   23,056,747       21,401,370

                  THIS SECTOR IS 7.2% BELOW YOUR FUND'S COST.

               BUILDING RELATED - 0.8%
    218,700    Jacobs Engineering
                 Group Inc.*<F6>                   14,256,995       13,646,880
    690,000    Tetra Tech, Inc.*<F6>               14,974,570       15,249,000
    198,800    TRC Companies, Inc.*<F6>             8,581,834        7,184,632
                                               --------------   --------------
                                                   37,813,399       36,080,512

                  THIS SECTOR IS 4.6% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 7.6%
  3,300,000    BellSouth Corp.                    138,173,258      137,115,000
    750,000    Metro One
                Telecommunications, Inc.*<F6>      24,015,255       17,400,000
  3,700,000    SBC Communications Inc.            169,710,595      174,344,000
                                               --------------   --------------
                                                  331,899,108      328,859,000

                  THIS SECTOR IS 0.9% BELOW YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 0.7%
    575,000    CGI Group Inc.*<F6>                  3,269,378        3,340,750
    153,300    DRS Technologies, Inc.*<F6>          3,178,044        5,327,175
    220,600    Engineered Support Systems, Inc.     8,635,304       10,390,260
    245,400    FLIR Systems, Inc.*<F6>              9,094,113       10,068,762
    114,500    Tier Technologies, Inc. Cl B*<F6>    1,097,921        1,374,000
                                               --------------   --------------
                                                   25,274,760       30,500,947

                  THIS SECTOR IS 20.7% ABOVE YOUR FUND'S COST.

               DRILLING & OIL/GAS SERVICES - 0.6%
  2,450,000    Key Energy Services, Inc.*<F6>      28,908,508       15,582,000
    365,000    Offshore Logistics, Inc.*<F6>        9,266,752        7,004,350
    166,500    Willbros Group, Inc.*<F6>            2,322,695        2,251,080
                                               --------------   --------------
                                                   40,497,955       24,837,430

                  THIS SECTOR IS 38.7% BELOW YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 5.7%
    100,000    CACI International Inc.*<F6>         3,799,740        5,466,000
    195,000    Career Education Corp.*<F6>         11,128,360       10,725,000
    840,000    Charter One Financial, Inc.         20,614,086       23,704,800
    220,000    Copart, Inc.*<F6>                    5,247,558        6,162,200
     50,000    Corinthian Colleges, Inc.*<F6>       1,503,790        1,685,500
    270,000    Countrywide Credit Industries, Inc. 11,009,250       11,861,100
     75,000    Education Management Corp.*<F6>      2,180,625        2,277,000
    150,000    Exult Inc.*<F6>                      2,001,000        1,753,500
  1,050,000    Fannie Mae                          80,679,962       84,063,000
    155,000    FTI Consulting, Inc.*<F6>            4,299,104        4,557,000
    320,000    MAXIMUS, Inc.*<F6>                  13,191,346       12,713,600
    100,000    Scholastic Corp.*<F6>                4,077,080        4,350,000
    166,000    Washington Federal, Inc.             4,106,118        4,158,300
  1,892,000    Washington Mutual, Inc.             70,417,845       72,804,160
                                               --------------   --------------
                                                  234,255,864      246,281,160

                  THIS SECTOR IS 5.1% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 3.5%
    275,000    Applebee's International, Inc.       7,836,931        8,112,500
  1,349,900    Brinker International, Inc.*<F6>    36,054,898       31,884,638
    825,000    Darden Restaurants, Inc.            20,217,809       21,656,250
    890,000    Jack in the Box Inc.*<F6>           29,248,756       24,920,000
     95,000    McCormick & Company, Inc.
                Non Voting Shares                   4,021,385        4,351,000
     60,000    Panera Bread Co.*<F6>                1,943,458        2,099,400
    172,500    Sonic Corp.*<F6>                     3,584,552        5,230,200
    450,000    Suiza Foods Corp.*<F6>              26,149,672       28,413,000
     75,000    SUPERVALU INC.                       1,478,243        1,517,250
    750,000    Wendy's International, Inc.         20,548,541       19,987,500
                                               --------------   --------------
                                                  151,084,245      148,171,738

                  THIS SECTOR IS  1.9% BELOW YOUR FUND'S COST.

               HEALTH CARE RELATED - 6.0%
    613,800    AdvancePCS*<F6>                     40,621,138       44,058,564
    800,000    AmerisourceBergen Corp.*<F6>        51,837,700       56,760,000
    125,000    D & K Healthcare Resources, Inc.     4,318,139        5,987,500
    565,000    Express Scripts, Inc.*<F6>          27,651,615       31,255,800
  2,124,700    McKesson Corp.                      80,973,401       80,292,413
    600,000    Owens & Minor, Inc.                 10,216,969       12,180,000
    750,000    Priority Healthcare
                 Corp. Cl B*<F6>                   18,804,466       18,000,000
    350,000    Syncor International Corp.*<F6>     12,168,670       11,140,500
                                               --------------   --------------
                                                  246,592,098      259,674,777

                  THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

               HOME/OFFICE RELATED - 0.7%
    818,600    Pitney Bowes Inc.                   33,620,088       31,270,520

                  THIS SECTOR IS 7.0% BELOW YOUR FUND'S COST.

               INSURANCE - 6.2%
     75,000    Brown & Brown                        3,320,655        3,907,500
     70,000    Fidelity National Financial, Inc.    1,720,258        1,882,300
    160,000    First American Corp.                 3,042,710        3,240,000
    995,000    Arthur J. Gallagher & Co.           27,618,513       33,680,750
     65,000    Hilb, Rogal and Hamilton Co.         2,798,239        2,964,650
    300,000    Mercury General Corp.               11,620,889       11,910,000
    700,000    Old Republic International Corp.    18,978,043       18,347,000
  1,400,000    Progressive Corp.                  181,392,712      187,460,000
      7,500    UICI*<F6>                               91,425          102,225
    100,000    Willis Group Holdings Ltd.*<F6>      1,510,208        2,339,000
                                               --------------   --------------
                                                  252,093,652      265,833,425

                  THIS SECTOR IS 5.5% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 0.6%
    173,000    Action Performance
                Companies, Inc.*<F6>                3,807,728        3,150,330
    550,000    Direct Focus, Inc.*<F6>             14,998,619       10,945,000
    875,000    Hollywood Entertainment Corp.*<F6>   8,970,664       10,281,250
                                               --------------   --------------
                                                   27,777,011       24,376,580

                  THIS SECTOR IS 12.2% BELOW YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 1.1%
    250,000    Daktronics, Inc.*<F6>                2,759,385        2,200,000
    120,000    Ivex Packaging Corp.*<F6>            2,252,231        2,046,000
  1,750,000    Pactiv Corp.*<F6>                   25,973,448       25,357,500
    190,700    SPX Corp.*<F6>                      20,336,531       15,809,030
                                               --------------   --------------
                                                   51,321,595       45,412,530

                  THIS SECTOR IS 11.5% BELOW YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 12.1%
  4,350,000    Caremark Rx, Inc.*<F6>              59,910,375       72,558,000
    366,700    Coventry Health Care, Inc.*<F6>      7,945,656        8,654,120
  1,250,000    Health Net Inc.*<F6>                22,942,315       24,025,000
  2,350,000    Humana Inc.*<F6>                    26,296,027       28,341,000
    725,000    Mid Atlantic Medical
                Services, Inc.*<F6>                14,196,691       15,225,000
    300,000    Rightchoice Managed
                 Care, Inc.*<F6>                   11,447,680       15,015,000
    800,000    Trigon Healthcare, Inc.*<F6>        52,004,457       52,400,000
  3,650,000    UnitedHealth Group Inc.            215,803,471      242,725,000
    555,000    Wellpoint Health
                 Networks Inc.*<F6>                54,657,529       60,578,250
                                               --------------   --------------
                                                  465,204,201      519,521,370

                  THIS SECTOR IS 11.7% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 9.2%
    950,000    Apogent Technologies Inc.*<F6>      22,066,570       22,705,000
    577,000    Beckman Coulter, Inc.               23,462,173       25,532,250
    955,650    Biomet, Inc.                        27,022,229       27,952,763
    262,500    CONMED Corp.*<F6>                    4,939,899        4,646,250
    300,000    The Cooper Companies, Inc.          13,966,095       14,070,000
  1,500,000    Cytyc Corp.*<F6>                    35,728,162       40,215,000
    150,000    Henry Schein, Inc.*<F6>              4,557,054        5,790,000
    120,000    Kensey Nash Corp.*<F6>               2,122,340        2,295,600
    300,000    Lumenis Ltd.*<F6>                    8,662,345        6,024,000
    200,500    Medical Action
                 Industries Inc.*<F6>               2,170,771        3,388,450
    142,500    Merit Medical Systems, Inc.*<F6>     2,178,634        2,707,500
     70,000    Orthofix International N.V.*<F6>     1,926,707        1,995,000
    460,000    PSS World Medical, Inc.*<F6>         3,448,831        4,388,400
    220,000    Respironics, Inc.*<F6>               7,217,465        7,823,200
  1,737,700    St. Jude Medical, Inc.*<F6>         77,228,926      118,945,565
    350,000    Thoratec Corp.*<F6>                  6,549,527        5,789,000
  2,100,000    Waters Corp.*<F6>                   61,524,776       75,117,000
    950,000    Zimmer Holdings, Inc.*<F6>          25,927,063       26,362,500
                                               --------------   --------------
                                                  330,699,567      395,747,478

                  THIS SECTOR IS 19.7% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 12.3%
    125,000    Albany Molecular
                 Research, Inc.*<F6>                2,854,307        3,103,750
     60,000    AmSurg Corp.*                        1,502,611        1,653,000
    600,000    Apria Healthcare Group Inc.*<F6>    16,112,946       15,540,000
  1,850,000    Beverly Enterprises, Inc.*<F6>      17,303,827       18,870,000
    430,000    Charles River Laboratories
                International, Inc.*<F6>           13,724,867       15,209,100
  1,883,700    DaVita, Inc.*<F6>                   34,311,207       38,333,295
    100,000    Dynacare Inc.*<F6>                   1,332,625        1,050,000
  1,700,000    Health Management
                Associates, Inc.*<F6>              36,273,162       35,292,000
  4,800,000    HEALTHSOUTH Corp.*<F6>              80,462,595       78,048,000
    100,000    Kendle International Inc.*<F6>       1,933,539        1,974,000
    100,000    Laboratory Corporation
                of America Holdings*<F6>            7,149,358        8,085,000
  1,137,700    Manor Care, Inc.*<F6>               27,361,492       31,969,370
    300,000    MedCath Corp.*<F6>                   5,879,440        4,845,000
  1,300,000    Omnicare, Inc.                      21,970,055       28,379,000
    140,000    Option Care, Inc.*<F6>               2,370,861        2,175,600
    135,000    Pediatrix Medical Group, Inc.*<F6>   3,915,548        5,506,650
    376,900    RehabCare Group, Inc.*<F6>          14,985,316       16,398,919
  2,200,000    Tenet Healthcare Corp.*<F6>         96,021,424      131,230,000
    700,500    Triad Hospitals, Inc.*<F6>          22,959,037       24,797,700
  1,275,000    Universal Health
                Services, Inc. Cl B*<F6>           53,246,881       62,220,000
    190,000    U.S. Physical Therapy, Inc.*<F6>     3,097,341        3,083,700
                                               --------------   --------------
                                                  464,768,439      527,764,084

                  THIS SECTOR IS 13.6% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 1.4%
     70,300    Canadian Natural Resources Ltd.      1,855,604        1,711,102
  2,555,600    Ocean Energy Inc.                   48,924,585       41,656,280
  1,029,600    Pioneer Natural Resources Co.*<F6>  17,412,050       14,651,208
    284,500    Remington Oil & Gas Corp.*<F6>       4,128,765        3,724,105
                                               --------------   --------------
                                                   72,321,004       61,742,695

                  THIS SECTOR IS 14.6% BELOW YOUR FUND'S COST.

               PHARMACEUTICALS - 10.9%
    598,700    Andrx Group*<F6>                    26,108,332       38,867,604
  1,575,000    Biogen, Inc.*<F6>                   89,837,843       87,538,500
     60,000    Bradley Pharmaceuticals, Inc.*<F6>     413,362          452,400
  2,350,000    Bristol-Myers Squibb Co.           125,189,802      130,566,000
    225,000    Celgene Corp.*<F6>                   5,600,550        5,946,750
  3,050,000    IVAX Corp.*<F6>                     86,808,570       67,618,500
    125,000    K-V Pharmaceutical Co.*<F6>          2,700,000        3,380,000
    400,000    King Pharmaceuticals, Inc.*<F6>     15,411,505       16,780,000
    325,000    Pharmaceutical
                 Resources, Inc.*<F6>              10,957,365       11,618,750
  1,400,000    Shire Pharmaceuticals
                 Group PLC*<F6>                    67,036,271       56,420,000
    830,000    Teva Pharmaceutical
                Industries Ltd. ADR                50,651,315       50,173,500
                                               --------------   --------------
                                                  480,714,915      469,362,004

                  THIS SECTOR IS 2.4% BELOW YOUR FUND'S COST.

               RETAILING - 1.4%
    250,000    BJ's Wholesale Club, Inc.*<F6>      11,106,761       11,902,500
    600,000    Circuit City Stores, Inc. -
                CarMax Group*<F6>                   6,987,731        6,750,000
     98,900    Duane Reade Inc.*<F6>                3,093,101        2,967,000
    625,000    Family Dollar Stores, Inc.          15,492,051       17,200,000
    130,000    Fred's, Inc.                         3,355,306        3,406,000
    269,500    Michaels Stores, Inc.*<F6>          11,195,442        9,847,530
    295,000    PETsMART, Inc.*<F6>                  1,741,223        2,076,800
    200,000    School Specialty, Inc.*<F6>          5,627,085        6,112,000
     25,200    Tuesday Morning Corp.*<F6>             278,211          231,336
                                               --------------   --------------
                                                   58,876,911       60,493,166

                  THIS SECTOR IS 2.7% ABOVE YOUR FUND'S COST.

               SOFTWARE - 0.6%
    653,700    Autodesk, Inc.                      22,734,913       20,957,622
    436,700    Compuware Corp.*<F6>                 5,113,879        3,637,711
                                               --------------   --------------
                                                   27,848,792       24,595,333

                  THIS SECTOR IS 11.7% BELOW YOUR FUND'S COST.

               SUPERMARKETS - 5.3%
    932,700    Albertson's, Inc.                   30,328,347       29,734,476
  1,150,000    Fleming Companies, Inc.             32,011,149       33,925,000
  6,250,000    The Kroger Co.*<F6>                136,735,119      154,000,000
    500,000    Pathmark Stores, Inc.*<F6>           8,312,190       11,900,000
                                               --------------   --------------
                                                  207,386,805      229,559,476

                  THIS SECTOR IS 10.7% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 1.5%
    300,000    A.C.L.N. Ltd.*<F6>                  11,249,252       11,775,000
    525,000    ALLETE, Inc.                        13,495,952       13,461,000
    465,000    Ball Corp.                          22,797,972       27,853,500
     75,000    Mobile Mini, Inc.*<F6>               1,719,547        1,947,000
    765,000    NBTY, Inc.*<F6>                     10,917,683       10,067,400
                                               --------------   --------------
                                                   60,180,406       65,103,900

                  THIS SECTOR IS 8.2% ABOVE YOUR FUND'S COST.

                                               --------------   --------------
               Total common stocks              3,924,353,453    4,118,787,220

 PRINCIPAL
   AMOUNT                                          COST             VALUE
   ------                                          ----             ------

SHORT-TERM INVESTMENTS - 4.0% (a)<F7>

               COMMERCIAL PAPER - 3.9%
$15,000,000    American General Finance ECN,
               due 10/01/01, discount of 3.50%     15,000,000       15,000,000
 25,000,000    Salomon Smith Barney Holdings Inc.,
               due 10/02/01, discount of 3.20%     24,997,778       24,997,778
 25,000,000    Citicorp,
               due 10/03/01, discount of 3.27%     24,995,458       24,995,458
 25,000,000    Morgan Stanley Dean Witter & Co. Inc.,
               due 10/04/01, discount of 3.25%     24,993,229       24,993,229
 25,000,000    Ford Motor Credit Puerto Rico,
               due 10/05/01, discount of 2.55%     24,992,917       24,992,917
 30,000,000    FPL Group Capital Inc.,
               due 10/22/01, discount of 3.00%     29,947,500       29,947,500
 25,000,000    AT&T Corp.,
               due 10/26/01, discount of 3.90%     24,939,618       24,939,618
                                               --------------   --------------
               Total commercial paper             169,866,500      169,866,500

               VARIABLE RATE DEMAND NOTE - 0.1%
  3,623,028    Firstar Bank U.S.A., N.A.            3,623,028        3,623,028
                                               --------------   --------------
               Total short-term investments       173,489,528      173,489,528
                                               --------------   --------------
               Total investments               $4,097,842,981    4,292,276,748
                                               --------------
                                               --------------
               Cash and receivables, less
               liabilities 0.3% (a)<F7>                             10,709,195
                                                                --------------
                NET ASSETS                                      $4,302,985,943
                                                                --------------
                                                                --------------
               Net Asset Value Per Share ($0.01
               par value 500,000,000 shares
               authorized), offering and redemption
               price ($4,302,985,943/187,672,098
               shares outstanding)                                      $22.93
                                                                        ------
                                                                        ------

  *<F6>   Non-dividend paying security.
(a)<F7>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2001
                                  (Unaudited)

INCOME:
   Dividends                                                   $    25,893,188
   Interest                                                         12,778,413
                                                               ---------------
       Total income                                                 38,671,601
                                                               ---------------

EXPENSES:
   Management fees                                                  52,259,207
   Transfer agent fees                                               1,724,882
   Administrative services                                             515,860
   Custodian fees                                                      432,422
   Printing and postage expense                                        327,924
   Registration fees                                                    64,178
   Board of Directors fees                                              43,805
   Professional fees                                                    38,528
   Other expenses                                                       53,902
                                                               ---------------
       Total expenses                                               55,460,708
                                                               ---------------
NET INVESTMENT LOSS                                                (16,789,107)
                                                               ---------------
NET REALIZED LOSS ON INVESTMENTS                                (1,090,208,465)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            (185,038,051)
                                                               ---------------
NET LOSS ON INVESTMENTS                                         (1,275,246,516)
                                                               ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(1,292,035,623)
                                                               ---------------
                                                               ---------------


  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2001 and 2000

                                                                                                    2001                 2000
                                                                                                    ----                 ----
OPERATIONS:
   Net investment loss                                                                          $  (16,789,107)     $  (35,559,009)
   Net realized (loss) gain on investments                                                      (1,090,208,465)      2,556,358,884
   Net decrease in unrealized appreciation on investments                                         (185,038,051)       (733,028,563)
                                                                                                --------------      --------------
       Net (decrease) increase in net assets resulting from operations                          (1,292,035,623)      1,787,771,312
                                                                                                --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($16.10667 and $3.12075 per share, respectively)       (2,077,628,751)*<F8>  (380,140,682)
                                                                                                --------------      --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (27,692,447 and 29,293,259 shares, respectively)                    805,992,047       1,336,300,083
   Net asset value of shares issued in distributions (69,009,822 and
     9,483,289 shares, respectively)                                                             1,975,751,198         360,480,596
   Cost of shares redeemed (38,442,271 and 28,923,731 shares, respectively)                     (1,092,256,060)     (1,316,164,823)
                                                                                                --------------      --------------
       Net increase in net assets derived from Fund share activities                             1,689,487,185         380,615,856
                                                                                                --------------      --------------
       TOTAL (DECREASE) INCREASE                                                                (1,680,177,189)      1,788,246,486

NET ASSETS AT THE BEGINNING OF THE YEAR                                                          5,983,163,132       4,194,916,646
                                                                                                --------------      --------------
NET ASSETS AT THE END OF THE YEAR                                                               $4,302,985,943      $5,983,163,132
                                                                                                --------------      --------------
                                                                                                --------------      --------------

*<F8>  See Note 7.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                        Years Ended September 30,
                                                     ----------------------------------------------------------------
                                                     2001           2000           1999           1998           1997
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                  $46.23         $35.09         $25.99         $43.91         $32.83
Income from investment operations:
   Net investment (loss) income                      (0.09)(1)<F9>  (0.25)(1)<F9>  (0.20)(1)<F9>   0.21          (0.07)(1)<F9>
   Net realized and unrealized (losses) gains
    on investments                                   (7.10)         14.51           9.64         (11.11)         12.50
                                                    ------         ------         ------         ------         ------
Total from investment operations                     (7.19)         14.26           9.44         (10.90)         12.43

Less distributions:
   Dividend from net investment income                  --             --          (0.27)            --             --
   Distributions from net realized gains            (16.11)         (3.12)         (0.07)         (7.02)         (1.35)
                                                    ------         ------         ------         ------         ------
Total from distributions                            (16.11)         (3.12)         (0.34)         (7.02)         (1.35)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $22.93         $46.23         $35.09         $25.99         $43.91
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                              (22.5%)         42.8%          36.8%         (27.7%)         39.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)             4,302,986      5,983,163      4,194,917      4,780,442      9,532,724
Ratio of expenses to average net assets               1.06%          1.04%          1.05%          1.04%          1.04%
Ratio of net investment (loss) income
   to average net assets                              (0.3%)         (0.6%)         (0.7%)          0.6%          (0.3%)
Portfolio turnover rate                              284.3%         244.0%         208.7%         263.7%         192.4%

(1)<F9> In 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                              BRANDYWINE BLUE FUND

  The fiscal year ended September 30, 2001 began with a climate marked by generally high stock prices and deteriorating corporate profits. As the year progressed, the profit picture worsened as economic growth slowed. The September 11 terrorist attack then injected additional uncertainty, leading many economists to believe that the domestic economy contracted in the final quarter of the fiscal year.

  All major U.S. market indexes fell during the fiscal year. While Brandywine Blue was not impervious to the factors contributing to the negative market environment, it limited their influence by maintaining its focus on reasonably priced companies with strong fundamentals.

  The fate of technology stocks was a major theme throughout the year. Earnings outlooks collapsed within the sector at a time when technology stock prices relative to expected earnings already well exceeded historic norms. Your research team identified deteriorating fundamentals among many of your Fund's technology holdings in the December quarter of 2000, leading to sales that reduced technology as a percentage of assets by nearly half in the period. The companies that replaced them mainly came from the health-care and utility sectors.

  Those switches benefited performance, as faltering technology stocks dragged the Nasdaq Composite down 32.7 percent in the quarter. The S&P 500 fell 7.8 percent. Meanwhile, your Fund gained 3.6 percent, putting it in the top 1 percent of its Morningstar mutual fund peer group.

  Concerns grew that the economy was slowing more than anticipated in the March quarter of 2001, worsening the environment for stocks. The Fed began a series of rate cuts, but they failed to garner enthusiasm for stocks because the slowdown was driven by excess inventory and stalled capital spending, which are not necessarily remedied by lower rates.

  Technology again led the market lower, with the Nasdaq Composite dropping
25.5 percent in the quarter. Your Fund's average Morningstar peer fell more than 20 percent. Your Fund contained its decline to 12.0 percent, as energy and utility holdings added stability in an otherwise negative environment.

  The June quarter saw a short-lived return to technology stocks even though fundamentals weakened since sparking the sector's fall the year before. This environment was not conducive to your team's approach, which isolates companies based on their fundamental strength. As investors turned their attention to beaten-down technology stocks, your Fund's fundamentally sound energy and utility holdings suffered. Your Fund retraced 0.2 percent in the June quarter.

  The Nasdaq Composite rose in the June quarter, putting technology stocks in a precarious position for the September quarter. Prices remained too high relative to the earnings realities within the sector. Economic expectations at this point in the year fell from slow growth to contraction. Analysts now predicted that earnings for the companies comprising the S&P 500 would fall 19 percent in 2001.

  Even amid this earnings environment, your Fund's average holding was expected to grow earnings more than 25 percent in 2001. This fundamental strength, derived mainly from health-care, financial services and select retail holdings, helped buffer your Fund in what turned out to be the toughest quarter of the fiscal year.

  The September 11 tragedy created uncertainty that sent stocks of all kinds into a downward spiral during the first week the market reopened. Your Fund had very limited exposure to airlines and insurance providers directly impacted by the event. When the market stabilized the following week, investors turned to more traditionally "defensive" stocks, such as the health-care companies that represented a significant portion of your Fund's assets.

  The Nasdaq Composite plummeted 30.7 percent. The S&P 500 fell 14.7 percent, representing its worst quarterly decline in nearly 14 years. Your Fund fared better than major indexes. Its 12.0 percent September-quarter decline put it among the top 6 percent of the 633 large-cap growth funds Morningstar tracks.

  While indexes such as the Nasdaq Composite and S&P 500 dropped 59.2 and 26.6 percent in fiscal 2001, your team's active approach limited your Fund's decline to 19.9 percent.

  COMPARISON OF CHANGE IN VALUE OF $25,000 INVESTMENT IN BRANDYWINE BLUE FUND,
    S&P 500 INDEX(1)<F10>, NASDAQ INDUSTRIALS INDEX(2)<F11> AND RUSSELL 2000
                                 INDEX(3)<F12>

                          AVERAGE ANNUAL TOTAL RETURN

                                                       Since Inception
            1-Year        5-Year        10-Year           01/10/91
            ------        ------        -------        ---------------
            -19.9%         8.8%          14.1%              16.0%

          BRANDYWINE BLUE FUND   NASDAQ INDUSTRIALS    S&P 500    RUSSELL 2000
          --------------------   ------------------    -------    ------------
9/30/91         $25,000                $25,000         $25,000       $25,000
9/30/92         $26,000                $26,300         $27,775       $27,250
9/30/93         $38,376                $33,059         $31,386       $36,270
9/30/94         $39,451                $32,960         $32,516       $36,814
9/30/95         $56,335                $41,628         $42,205       $45,428
9/30/96         $61,349                $46,857         $50,815       $51,379
9/30/97         $86,870                $58,320         $71,497       $68,437
9/30/98         $63,850                $43,740         $78,003       $55,434
9/30/99         $86,325                $68,235         $99,688       $66,022
9/30/00        $116,906                $91,414        $112,927       $81,465
9/30/01         $93,618                $48,705         $82,849       $64,186

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1)<F10> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(2)<F11> The NASDAQ Industrials is capitalization-weighted to measure the performance of all NASDAQ stocks in the industrial sector and does not include income.
(3)<F12> The Russell 2000, a trademark of the Frank Russell Company, is the smallest 2,000 of the 3,000 largest publicly traded companies in the United States equity market and includes income.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                               September 30, 2001

                                                                     QUOTED
                                                                     MARKET
  SHARES                                              COST            VALUE
  ------                                              ----           ------

COMMON STOCKS - 94.1% (A)<F14>

             APPAREL & SHOE RETAILERS - 3.9%
   225,000   NIKE, Inc. Cl B                      $  9,887,045    $ 10,532,250

                  THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 8.5%
   260,000   BellSouth Corp.                        10,847,631      10,803,000
   260,000   SBC Communications Inc.                11,837,246      12,251,200
                                                  ------------    ------------
                                                    22,684,877      23,054,200

                  THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 9.5%
   110,775   Charter One Financial, Inc.             2,743,692       3,126,070
   185,000   Fannie Mae                             14,144,911      14,811,100
   203,200   Washington Mutual, Inc.                 7,554,960       7,819,136
                                                  ------------    ------------
                                                    24,443,563      25,756,306

                  THIS SECTOR IS 5.4% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 0.6%
    65,000   Darden Restaurants, Inc.                1,387,602       1,706,250

                  THIS SECTOR IS 23.0% ABOVE YOUR FUND'S COST.

             HEALTH CARE RELATED - 6.6%
   125,000   AmerisourceBergen Corp.*<F13>           8,097,378       8,868,750
   240,000   McKesson Corp.                          9,205,483       9,069,600
                                                  ------------    ------------
                                                    17,302,861      17,938,350

                  THIS SECTOR IS 3.7% ABOVE YOUR FUND'S COST.

             HOME/OFFICE & RELATED - 2.1%
   150,000   Pitney Bowes Inc.                       6,080,557       5,730,000

                  THIS SECTOR IS 5.8% BELOW YOUR FUND'S COST.

             INSURANCE - 7.4%
   150,000   Progressive Corp.                      19,592,391      20,085,000

                  THIS SECTOR IS 2.5% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 12.3%
   300,000   UnitedHealth Group Inc.                17,654,040      19,950,000
   125,000   Wellpoint Health Networks Inc.*<F13>   12,079,480      13,643,750
                                                  ------------    ------------
                                                    29,733,520      33,593,750

                  THIS SECTOR IS 13.0% ABOVE YOUR FUND'S COST.

             MEDICAL PRODUCTS - 7.1%
   200,000   Biomet, Inc.                            5,656,535       5,850,000
   125,000   St. Jude Medical, Inc.*<F13>            5,572,574       8,556,250
   175,000   Zimmer Holdings, Inc.*<F13>             4,758,840       4,856,250
                                                  ------------    ------------
                                                    15,987,949      19,262,500

                  THIS SECTOR IS 20.5% ABOVE YOUR FUND'S COST.

             MEDICAL SERVICES - 9.8%
   250,000   Health Management
              Associates, Inc.*<F13>                 5,230,803       5,190,000
   660,000   HEALTHSOUTH Corp.*<F13>                10,920,565      10,731,600
   180,000   Tenet Healthcare Corp.*<F13>            8,328,861      10,737,000
                                                  ------------    ------------
                                                    24,480,229      26,658,600

                  THIS SECTOR IS 8.9% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 20.2%
   220,000   Biogen, Inc.*<F13>                     12,581,802      12,227,600
   205,000   Bristol-Myers Squibb Co.               10,795,821      11,389,800
   400,000   IVAX Corp.*<F13>                       11,663,666       8,868,000
   100,000   King Pharmaceuticals, Inc.*<F13>        3,810,125       4,195,000
   235,000   Shire Pharmaceuticals Group PLC*<F13>  11,427,370       9,470,500
   145,000   Teva Pharmaceutical
              Industries Ltd. ADR                    8,924,505       8,765,250
                                                  ------------    ------------
                                                    59,203,289      54,916,150

                  THIS SECTOR IS 7.2% BELOW YOUR FUND'S COST.

             SUPERMARKETS - 6.1%
    70,000   Albertson's, Inc.                       2,304,081       2,231,600
   580,000   The Kroger Co. *<F13>                  13,033,784      14,291,200
                                                  ------------    ------------
                                                    15,337,865      16,522,800

                  THIS SECTOR IS 7.7% ABOVE YOUR FUND'S COST.

                                                  ------------    ------------
             Total common stocks                   246,121,748     255,756,156

PRINCIPAL
  AMOUNT                                              COST            VALUE
  ------                                              ----           ------

SHORT-TERM INVESTMENTS - 5.3% (A)<F14>

             COMMERCIAL PAPER - 3.7%
$5,000,000   American General Finance ECN,
             due 10/01/01, discount of 3.50%         5,000,000       5,000,000
 5,000,000   Ford Motor Credit Puerto Rico,
             due 10/05/01, discount of 2.55%         4,998,584       4,998,584
                                                  ------------    ------------
             Total commercial paper                  9,998,584       9,998,584

             VARIABLE RATE DEMAND NOTE - 1.6%
 4,443,363   Firstar Bank U.S.A., N.A.               4,443,363       4,443,363
                                                  ------------    ------------
             Total short-term investments           14,441,947      14,441,947
                                                  ------------    ------------
             Total investments                    $260,563,695     270,198,103
                                                  ------------
                                                  ------------
             Cash and receivables, less
             liabilities 0.6% (A)<F14>                               1,749,330
                                                                  ------------
                NET ASSETS                                        $271,947,433
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($271,947,433/12,758,733
             shares outstanding)                                        $21.31
                                                                        ------
                                                                        ------

  *<F13>   Non-dividend paying security.
(a)<F14>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 2001

INCOME:
   Dividends                                                      $  2,088,358
   Interest                                                          1,032,596
                                                                  ------------
       Total income                                                  3,120,954
                                                                  ------------

EXPENSES:
   Management fees                                                   3,435,934
   Administrative services                                             132,060
   Transfer agent fees                                                  36,518
   Registration fees                                                    35,335
   Professional fees                                                    34,788
   Custodian fees                                                       33,289
   Board of Directors fees                                              11,431
   Printing and postage expense                                          8,838
   Other expenses                                                       18,741
                                                                  ------------
       Total expenses                                                3,746,934
                                                                  ------------
NET INVESTMENT LOSS                                                   (625,980)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (58,929,036)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (10,380,228)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (69,309,264)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(69,935,244)
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 2001 and 2000

                                                                                                     2001                2000
                                                                                                     ----                ----
OPERATIONS:
   Net investment loss                                                                            $   (625,980)       $ (2,414,611)
   Net realized (loss) gain on investments                                                         (58,929,036)        162,091,687
   Net decrease in unrealized appreciation on investments                                          (10,380,228)        (49,792,564)
                                                                                                  ------------        ------------
       Net (decrease) increase in net assets resulting from operations                             (69,935,244)        109,884,512
                                                                                                  ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($10.70800 and $2.17874 per share, respectively)         (118,419,530)*<F15>  (23,090,864)
                                                                                                  ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,127,293 and 5,442,065 shares, respectively)                       59,831,907         208,227,765
   Net asset value of shares issued in distributions (4,195,591 and
     665,230 shares, respectively)                                                                 111,225,106          21,712,487
   Cost of shares redeemed (4,473,207 and 5,788,300 shares, respectively)                         (118,594,254)       (220,878,508)
                                                                                                  ------------        ------------
       Net increase in net assets derived from Fund share activities                                52,462,759           9,061,744
                                                                                                  ------------        ------------
       TOTAL (DECREASE) INCREASE                                                                  (135,892,015)         95,855,392

NET ASSETS AT THE BEGINNING OF THE YEAR                                                            407,839,448         311,984,056
                                                                                                  ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                                 $271,947,433        $407,839,448
                                                                                                  ------------        ------------
                                                                                                  ------------        ------------

*<F15>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                             Years Ended September 30,
                                                          ----------------------------------------------------------------
                                                          2001           2000           1999           1998           1997
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $37.39         $29.46         $22.13         $35.78         $25.26

Income from investment operations:
     Net investment (loss) income                         (0.05)(1)      (0.21)(1)      (0.18)(1)       0.19          (0.10)(1)
                                                               <F16>          <F16>          <F16>                         <F16>
     Net realized and unrealized (losses) gains
      on investments                                      (5.32)         10.32           7.85          (8.75)         10.62
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (5.37)         10.11           7.67          (8.56)         10.52

Less distributions:
     Dividend from net investment income                     --             --          (0.21)            --             --
     Distributions from net realized gains               (10.71)         (2.18)         (0.13)         (5.09)            --
                                                         ------         ------         ------         ------         ------
Total from distributions                                 (10.71)         (2.18)         (0.34)         (5.09)            --
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $21.31         $37.39         $29.46         $22.13         $35.78
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                   (19.9%)         35.5%          35.2%         (26.5%)         41.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                    271,947        407,839        311,984        364,351        617,362
Ratio of expenses to average net assets                    1.09%          1.07%          1.08%          1.06%          1.08%
Ratio of net investment (loss) income
     to average net assets                                 (0.2%)         (0.6%)         (0.7%)          0.6%          (0.5%)
Portfolio turnover rate                                   274.5%         245.7%         228.4%         299.5%         202.1%

(1)<F16> In 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Funds"). Each Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statements of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Brandywine Fund has $112,956,032 of a capital loss carryover and the Blue Fund has $10,435,997 of a capital loss carryover, both of which expire September 30, 2009. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover. The Brandywine Fund has $961,542,063 of post-October losses and the Blue Fund has $51,826,382 of post-October losses, which are deferred for tax purposes until the year ending September 30, 2002.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and the Funds do not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 2001, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $14,348,667,216 and $14,630,162,289, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $897,126,026 and $957,489,168, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 2001, liabilities of each Fund included the following:

                                                Brandywine            Blue
                                                   Fund               Fund
                                                ----------            ----
     Payable to brokers for
      investments purchased                   $   90,898,084      $  2,572,444
     Payable to shareholders
      for redemptions                              2,498,990                --
     Payable to Adviser for
      management fees                              3,608,985           225,333
     Deferred compensation plan for
      Directors                                      149,630            36,961
     Other liabilities                               470,989            36,409

(6)  SOURCES OF NET ASSETS

     As of September 30, 2001, the sources of net assets were as follows:

     Fund shares issued
      and outstanding                         $5,195,271,415      $324,869,960
     Net unrealized appreciation
      on investments                             194,433,767         9,634,408
     Accumulated net
      realized losses                         (1,086,719,239)      (62,556,935)
                                              --------------      ------------
                                              $4,302,985,943      $271,947,433
                                              --------------      ------------
                                              --------------      ------------

     Aggregate net unrealized appreciation as of September 30, 2001 consisted of the following:

     Aggregate gross
      unrealized appreciation                 $  332,932,499      $ 16,169,620
     Aggregate gross unrealized
      depreciation                              (138,498,732)       (6,535,212)
                                              --------------      ------------
     Net unrealized appreciation              $  194,433,767      $  9,634,408
                                              --------------      ------------
                                              --------------      ------------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED)

     In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended September 30, 2001. The Funds hereby designate the following amounts as long-term capital gains distributions.

                                                Brandywine            Blue
                                                   Fund               Fund
                                                ----------            ----
     Capital gains taxed at 20%               $1,238,438,200      $ 81,376,664

     The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 2001
     was                                                1.0%              1.4%

(8)  SUBSEQUENT EVENTS

     A special meeting of shareholders of the Funds is scheduled to be held on October 24, 2001. The purpose of the meeting will be to consider the following:

     1) With respect to each of the Funds, a proposal to elect eight directors to the Board of Directors;

     2) With respect to each of the Funds, a proposal to approve a new investment advisory agreement with each Fund. The new investment advisory agreement contains substantially the same terms and conditions, including compensation rates, as the existing investment advisory agreements for each of the Funds;

     3) With respect to each of the Funds, a proposal to approve sub-advisory agreements among the Funds, the Adviser and Friess Associates of Delaware, Inc.;

     4) With respect to each of the Funds, a proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors; and

     5)   Such other business as may properly come before the special meeting.

     Shareholders as of the close of business on the record date, August 30, 2001, are entitled to vote. The Board of Directors has unanimously approved all of the above matters under consideration.

(PRICEWATERHOUSECOOPERS LOGO)

                                                     100 EAST WISCONSIN AVENUE
                                                     SUITE 1500
                                                     MILWAUKEE, WI 53202

                          REPORT OF INDEPENDENT ACCOUNTANTS

October 10, 2001

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
 OF BRANDYWINE FUND, INC. AND BRANDYWINE BLUE FUND

In our opinion, the accompanying statements of net assets of Brandywine Fund, Inc. and Brandywine Blue Fund (a series of the Brandywine Blue Fund, Inc.) (the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

DEFINITIONS AND DISCLOSURES

  Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. As of 9/30/01 the Brandywine and Brandywine Blue Funds did not hold the securities discussed unless they are listed in the accompanying financial statements.

  The S&P Midcap 400 Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Wilshire 5000 Index measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization-weighted security returns are used to adjust the index. The Investor's Business Daily (IBD) Mutual Fund Index consists of 23 funds selected by IBD. Funds in the index do not necessarily share the same investment objective. The Nasdaq Composite Index is a market-value weighted index that measures all domestic and non-U.S. common stocks listed on The Nasdaq Stock Market. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

  The Morningstar Mutual Funds July 2001 publication highlighted 93 mid-cap growth funds of the 408 they track in the category. Brandywine Fund's -12.68 percent total return for the quarter ended 9/30/01 placed it in the 3rd percent rank position in its category, where 1 is the highest and 100 is the lowest. The Morningstar Mutual Funds August 2001 publication highlighted 133 large-cap growth funds of the 633 they track in the category. Brandywine Blue Fund's -
11.98 percent total return for the quarter ended 9/30/01 placed it in the 6th percent rank position.

  Lipper, a Reuters Company, is a global provider of mutual fund information and analytical tools. Of the 1,014 domestic growth equity funds they track, Brandywine Fund's 51.45 percent cumulative total return for the three years ended 9/30/01 ranked 30th, whereas Brandywine Blue Fund's 46.65 percent return for the same period ranked 50th out of the 1014 funds tracked by Lipper, where 1 would represent the highest ranking and 1014 the lowest.

  Barron's, 9/3/01, "Not-So-Hotspot." Kiplinger's, September 2001, "Talent Scout." Money, Fall 2001, "The Money 100."

"THOSE FUNDS [BRANDYWINE AND BRANDYWINE BLUE] HAVE HELD UP BETTER THAN MOST GROWTH VEHICLES, thanks to the zealous attention to research and valuation work by Foster Friess and his team."
                                                     Barron's, September 3, 2001

"BRANDYWINE IS AN EXAMPLE OF A FUND WITH AN INFORMATION EDGE. Its managers truly have one of the most obsessive research cultures in the business." Ken Gregory of the No-load Fund Analyst when asked to explain Brandywine's edge.
                                                     Kiplinger's, September 2001

BRANDYWINE NAMED TO THE MONEY 100, "THE WORLD'S BEST MUTUAL FUNDS," FOR THE FOURTH CONSECUTIVE YEAR. "Its [Brandywine's] 10-year annual return of 16.4 percent outpaces both the S&P 500 (by two percentage points) and 90 percent of all midcap growth funds."
                                                                Money, Fall 2001

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                               Milford, Delaware

                                Foster S. Friess
                                   President
                             Friess Associates, LLC
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                               Stockholm, Sweden

                              Marvin N. Schoenhals
                                    Chairman
                              WSFS Financial Corp.
                              Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
    (800) 656-3017         www.brandywinefunds.com         bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Custodian: FIRSTAR BANK, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

   OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice
                  President; and Paul Robinson, Vice President

Report editor: Rebecca Buswell          Report Staff: Chris Aregood, Adam Rieger

 This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of either Brandywine Fund or Brandywine Blue Fund unless accompanied or preceded by the Funds' current prospectus.